

<ARTICLE>                     5
<LEGEND>
     (This schedule  contains summary financial  information  extracted from the balance  sheet  of CNL  American  Properties  Fund,  Inc.  and  Subsidiaries  at
September  30, 2000 and its  statement  of  operations  for the nine months then ended and is  qualified  in its  entirety by  reference  to the Form 10-Q of CNL
American  Properties  Fund,  Inc.  and  Subsidiaries  for the nine months  ended
September 30, 2000.)
</LEGEND>

<PERIOD-TYPE>                                  9-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   SEP-30-2000
<CASH>                                         34,073,020 <F2>
<SECURITIES>                                   66,906,185
<RECEIVABLES>                                  9,762,114
<ALLOWANCES>                                   6,451,573
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         747,120,649
<DEPRECIATION>                                 21,789,229
<TOTAL-ASSETS>                                 1,302,718,244
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       434,958
<OTHER-SE>                                     633,808,907
<TOTAL-LIABILITY-AND-EQUITY>                   1,302,718,244
<SALES>                                        0
<TOTAL-REVENUES>                               80,373,893
<CGS>                                          0
<TOTAL-COSTS>                                  38,569,350
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             30,142,294
<INCOME-PRETAX>                                11,610,476
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            11,610,476
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   11,610,476
<EPS-BASIC>                                  0.27
<EPS-DILUTED>                                  0.27

<F1> Due to the nature of its industry,  CNL American Properties Fund, Inc.
and Subsidiaries has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2> Includes $551,991 in restricted cash.
